UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10339

Name of Fund: BlackRock Municipal Income Trust (BFK)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2019

Municipal Market Conditions

Municipal bonds experienced solid performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned stronger late in the year, with interest rates rallying as the Fed tilted more dovish and indicated a pivot from forecast based to data driven policy and a wait-and-see approach on future rate hikes. During the period, demand for the asset class remained incredibly firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended April 30, 2019, municipal bond funds experienced net inflows of approximately $27.8 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at just $321 billion (below the $385 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of April 30, 2019
6 months: 5.36%
12 months: 5.84%

A Closer Look at Yields

From April 30, 2018 to April 30, 2019, yields on AAA-rated 30-year municipal bonds decreased by 54 basis points (“bps”) from 3.09% to 2.55%, while ten-year rates decreased by 63 bps from 2.49% to 1.86% and five-year rates decreased by 56 bps from 2.19% to 1.63% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 24 bps, led by 33 bps of flattening between two- and ten-year maturities.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the long end of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc.

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2019 ($14.31)(a)	4.78%
Tax Equivalent Yield(b)	8.07%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Leverage as of April 30, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	10.81%	8.45%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Trust. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

During the latter part of the period, municipal investors began to reach for yield amid a strong backdrop for both fundamentals and supply-and-demand factors. In this environment, the Trust benefited from allocations to the long end of the yield curve, lower-rated investment-grade bonds, and both low- and zero-coupon bonds.

At the sector level, positions in the state tax-backed, health care and transportation issues made the largest contribution to performance.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a negative effect on returns.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$14.31	$13.57	5.45%	$14.49	$12.72
Net Asset Value	15.75	15.26	3.21	15.75	14.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
County/City/Special District/School District	20%	14%
Transportation	16	15
Health	15	20
State	11	9
Education	10	15
Utilities	10	8
Corporate	7	6
Tobacco	6	5
Housing	5	1
Financing & Development	—	4
Public Service	—	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	6
2021	9
2022	13
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	4%
AA/Aa	37	35
A	27	27
BBB/Baa	17	16
BB/Ba	2	3
B/B	4	3
CC	1	—
N/R(b)	8	12

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of April 30, 2019	BlackRock Long-Term Municipal Advantage Trust

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2019 ($11.88)(a)	5.10%
Tax Equivalent Yield(b)	8.61%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of April 30, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	12.12%	7.34%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Trust. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

The Trust’s positions in the health care, transportation and utilities sectors contributed to performance.

Holdings in longer-term bonds with maturities of 20 years and above, which outperformed short- and intermediate-term issues, also added value. Lower-quality bonds outpaced higher-quality issues during the period. As a result, positions in BBB and non-investment grade securities were key contributors.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse impact on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$11.88	$11.20	6.07%	$12.37	$10.50
Net Asset Value	12.47	12.28	1.55	12.47	11.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Health	17%	17%
County/City/Special District/School District	17	15
Transportation	16	14
Utilities	14	11
Tobacco	11	11
State	8	10
Education	8	12
Corporate	5	6
Housing	4	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	11%
2020	12
2021	16
2022	6
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	2%	5%
AA/Aa	32	36
A	15	11
BBB/Baa	20	19
BB/Ba	6	7
B	7	6
N/R(b)	18	16

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of April 30, 2019	BlackRock Municipal Income Trust

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2019 ($13.79)(a)	5.09%
Tax Equivalent Yield(b)	8.60%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of April 30, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	13.89%	6.98%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

Long-dated securities on the lower end of the investment grade spectrum (those rated A and BBB) were the largest contributors to performance. At the sector level, holdings in transportation, tax-backed and health care issues were key contributors.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$13.79	$12.78	7.90%	$13.86	$11.95
Net Asset Value	14.17	13.98	1.36	14.17	13.57

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	24%	22%
Utilities	20	15
Health	15	13
County/City/Special District/School District	12	13
State	9	14
Tobacco	9	8
Education	6	7
Corporate	4	7
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	12%
2020	13
2021	14
2022	10
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	3%	6%
AA/Aa	32	40
A	24	18
BBB/Baa	24	22
BB/Ba	4	5
B	4	4
CC	1	—
N/R(b)	8	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of April 30, 2019	BlackRock Strategic Municipal Trust

Investment Objective

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular U.S. federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in investments exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests at least 80% of its assets in securities that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more, but the dollar-weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2019 ($13.21)(a)	5.18%
Tax Equivalent Yield(b)	8.75%
Current Monthly Distribution per Common Share(c)	$0.0570
Current Annualized Distribution per Common Share(c)	$0.6840
Leverage as of April 30, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BSD(a)(b)	10.23%	6.99%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	10.02	6.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly through the end of October, municipal bonds recovered to post a positive total return for the full 12-month period. The initial weakness was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of a more accommodative Fed policy, sparking a rally across the bond market from early November onward. Volatility in equities and uncertainty surrounding U.S. trade policy also helped fuel a “flight to quality” into the fixed-income markets.

The rally in municipal bond prices provided a tailwind for the Trust. Portfolio income was also a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of both income and rising bond prices. However, the cost of leverage increased during the period due to the Fed’s three interest rate increases.

The Trust’s positions in the transportation, health care and the tax-backed sectors contributed to performance.

Holdings in longer-term bonds with maturities of 20 years and above, which outperformed short- and intermediate-term issues, also added value. Lower-quality bonds outpaced higher-quality issues during the period. As a result, positions in A, BBB and non-investment grade securities were key contributors.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy had a small, negative effect on returns.

Reinvestment had an adverse impact on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of April 30, 2019 (continued)	BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	04/30/19	04/30/18	Change	High	Low
Market Price	$13.21	$12.65	4.43%	$13.49	$11.58
Net Asset Value	14.15	13.96	1.36	14.15	13.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/19	04/30/18
Transportation	22%	22%
Health	18	16
County/City/Special District/School District	12	15
Utilities	11	12
Corporate	9	8
Tobacco	8	7
State	8	10
Education	7	8
Housing	5	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	12%
2020	11
2021	13
2022	10
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/19	04/30/18
AAA/Aaa	4%	4%
AA/Aa	32	37
A	20	17
BBB/Baa	22	24
BB/Ba	3	6
B	3	4
N/R(b)	16	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2019 and April 30, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% and 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Schedule of Investments April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 131.5%

Arizona — 6.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	$3,300	$3,505,557
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	455	473,309
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	725,968
4.75%, 07/01/31	3,070	3,236,793
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,277,697
5.00%, 12/01/37	4,585	5,774,349
University Medical Center Corp., RB, 6.50%, 07/01/19(b)	750	755,993
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,745,168

		17,494,834

Arkansas — 2.0%
City of Benton Arkansas, RB, 4.00%, 06/01/39	755	794,773
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,250	1,314,513
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,756,222
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	510,268

		5,375,776

California — 17.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	2,300	2,428,248
California Infrastructure & Economic Development Bank, Refunding RB, Academy Motion Picture Arts and Sciences, Series A, 4.00%, 11/01/45	3,330	3,459,437
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	725	738,898
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	1,500	1,796,775
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A (BAM), 4.00%, 03/01/42	2,460	2,584,009
Series A-1, 5.75%, 03/01/34	3,000	3,184,950
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
3.50%, 06/01/36	1,275	1,268,561
5.00%, 06/01/47	830	812,313
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(c)	2,475	2,740,171
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	12,000	5,959,440
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	2,270	1,711,149
0.00%, 08/01/33(d)	4,250	1,781,388
6.20%, 08/01/39(c)	4,000	4,284,960
San Diego Community College District, GO, CAB, Election of 2002, 6.00%, 08/01/33(c)	4,200	5,161,086
State of California, GO, Refunding:
Various Purpose, 5.00%, 02/01/38	2,000	2,200,940
Various Purposes, 4.00%, 10/01/44	510	536,362
State of California, GO, Various Purposes:
6.00%, 03/01/33	2,270	2,354,149
5.50%, 03/01/40	3,650	3,753,623

Security	Par (000)	Value

California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 06/01/46	$495	$495,574

		47,252,033

Connecticut — 0.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	585	621,633
Sub-Series B-1, 4.00%, 05/15/45	400	416,336
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	950	1,015,046

		2,053,015

Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,897,614

District of Columbia — 1.0%
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	2,500	2,650,775

Florida — 7.1%
County of Miami-Dade Florida, RB:
CAB, Subordinate Special Obligation, 0.00%, 10/01/32(d)	5,000	3,239,650
CAB, Subordinate Special Obligation, 0.00%, 10/01/33(d)	15,375	9,598,613
Series B, AMT, 6.00%, 10/01/32	3,000	3,425,160
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	410,180
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(a)(e):
6.38%, 01/01/49	540	554,180
6.50%, 01/01/49	760	778,673
Greater Orlando Aviation Authority, RB, Priority Subordinated, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,291,567

		19,298,023

Georgia — 0.2%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	597,954

Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB:
Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	2,770	2,825,926
Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	658,620

		3,484,546

Idaho — 1.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	3,000	3,255,660

Illinois — 9.0%
Chicago Board of Education, GO:
Project, Series C, 5.25%, 12/01/35	1,235	1,310,224
Series D, 5.00%, 12/01/46	455	476,863
Series D, 5.00%, 12/01/46	1,180	1,213,972
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series C, 5.00%, 12/01/34	370	397,639
Series C, 5.00%, 12/01/25	550	594,071
Series D, 5.00%, 12/01/26	675	733,482
Series F, 5.00%, 12/01/22	505	535,154

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Series H, 5.00%, 12/01/36	$375	$400,421
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 01/01/20(f)	2,585	2,677,078
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	2,400	2,478,624
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,800	1,952,136
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,052,660
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 05/15/39	155	159,121
Roosevelt University Project(b):
6.50%, 10/01/19	590	601,788
6.50%, 10/01/19	910	928,182
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,040	1,109,493
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,850,246
State of Illinois, GO:
5.00%, 02/01/39	1,000	1,038,120
Series A, 5.00%, 04/01/38	200	206,970
Series C, 5.00%, 11/01/29	2,655	2,910,703
Series D, 5.00%, 11/01/28	1,585	1,750,870

		24,377,817

Indiana — 0.2%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	300	321,318
6.75%, 01/15/43	245	260,829

		582,147

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(e)	2,050	2,196,924

Kansas — 3.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/39	840	902,504
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	4,915	5,448,032
5.00%, 09/01/39	1,085	1,201,182
Kansas Development Finance Authority, Refunding RB, Sisters Leavenworth:
5.00%, 01/01/20(b)	1,005	1,027,251
5.00%, 01/01/28	150	153,099

		8,732,068

Kentucky — 6.7%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	4,000	4,482,600
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	3,400	3,678,494
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23(d)	8,500	7,582,680
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
6.45%, 07/01/34	1,000	1,023,830
6.60%, 07/01/39	1,395	1,406,341

		18,173,945

Security	Par (000)	Value

Louisiana — 1.6%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	$1,790	$1,999,448
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,664,002
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/31	600	630,720

		4,294,170

Maine — 0.6%
Maine State Housing Authority, RB:
S/F Housing, Series C, 3.95%, 11/15/43	505	526,119
M/F Housing, Series E, 4.25%, 11/15/43	955	1,008,767

		1,534,886

Maryland — 0.5%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	260	264,282
5.25%, 07/01/44	260	263,981
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	875	926,100

		1,454,363

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	1,010	1,129,604
5.25%, 01/01/42	900	1,023,732
Massachusetts Development Finance Agency, Refunding RB:
International Charter School, 5.00%, 04/15/40	600	636,318
Suffolk University, 4.00%, 07/01/39	1,375	1,419,412
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	35	36,046
Massachusetts Housing Finance Agency, Refunding RB, AMT, Series 182, 3.30%, 12/01/28	1,000	1,019,400

		5,264,512

Michigan — 3.2%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	360	384,970
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	900	936,837
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,312,265
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,250	1,430,925
State of Michigan Housing Development Authority, RB, S/F Housing:
Series A, 4.00%, 06/01/49	425	442,544
Series C, 4.13%, 12/01/38	1,110	1,176,156

		8,683,697

Minnesota — 1.7%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 05/01/37	1,405	1,471,204
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(a)	305	318,515
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	460	523,866
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,740	1,740,122
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	615	623,960

		4,677,667

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 2.0%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	$600	$647,586
Mississippi Development Bank, RB, Special Obligation(b):
CAB, Hinds Community College District (AGM), 5.00%, 04/01/21	1,910	2,033,386
County of Jackson Limited Tax Note (AGC), 5.50%, 07/01/19	2,655	2,671,939

		5,352,911

Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,443,123
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	537,400
Sciences, 4.25%, 10/01/32	480	507,235
Sciences, 5.00%, 10/01/39	750	827,603
Heartland Regional Medical Center, 4.13%, 02/15/43	700	717,570
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,675,185
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A:
5.00%, 06/01/42	860	980,030
5.00%, 06/01/47	1,230	1,402,680

		8,090,826

Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	900	974,745
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	653,880
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	2,535	2,729,434
4.00%, 01/01/44	600	612,408

		4,970,467

Nevada — 0.6%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,500	1,593,255
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	132,363

		1,725,618

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	505	511,363
Series C, AMT, 4.88%, 11/01/42	220	224,426

		735,789

New Jersey — 8.0%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(g)(h)	1,510	15,855
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	1,335	1,456,231
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	990	1,126,660
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	300	329,598
S/F Housing, State House Project, Series B, 4.50%, 06/15/40	1,930	2,014,206
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	160	173,426

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 07/01/21(b)	$770	$818,310
5.63%, 07/01/21(b)	2,560	2,774,809
5.00%, 07/01/25	500	547,470
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	919,728
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,600	847,840
Transportation Program:
Series AA, 5.00%, 06/15/38	290	309,305
Series AA, 5.00%, 06/15/45	1,350	1,444,122
Series AA, 5.00%, 06/15/46	600	641,532
Series A, 5.50%, 06/15/41	500	524,195
Series A, 5.00%, 06/15/42	395	413,194
Transportation System:
Series B, 5.50%, 06/15/31	2,000	2,114,140
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	240	267,612
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	4,974,919

		21,713,152

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	680	761,981

New York — 4.5%
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,100	1,115,279
Queens Baseball Stadium (AGC), 6.50%, 01/01/46	300	301,125
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,400	1,434,132
Counties of New York Tobacco Trust VI, Refunding RB, Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,000	868,220
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,825	1,800,654
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,250	1,289,737
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	640	705,440
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,905	1,997,050
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	470	528,849
Consolidated, 186th Series, 5.00%, 10/15/44	950	1,059,602
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	1,160	1,182,620

		12,282,708

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	720	770,098

Ohio — 3.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	415	393,196
5.88%, 06/01/47	2,545	2,411,387
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	3,000	3,087,720

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
County of Butler Port Authority, RB, Series A-1(a):
Storypoint Fairfield Project, 6.25%, 01/15/34	$500	$523,560
StoryPoint Fairfield Project, 6.38%, 01/15/43	275	288,159
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	50	52,547
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,010	3,165,888

		9,922,457

Oklahoma — 0.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	444,238
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	922,168
5.00%, 10/01/39	280	322,163
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/52	680	782,510

		2,471,079

Oregon — 1.5%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	627,647
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	625	650,731
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	2,485	2,791,624

		4,070,002

Pennsylvania — 10.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	666,368
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	2,785	2,962,098
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,617,742
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	565	588,645
Delaware River Port Authority, RB:
4.50%, 01/01/32	3,000	3,247,800
Series D (AGM), 5.00%, 01/01/20(b)	1,140	1,166,003
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31(d)(f)	500	371,835
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,610	1,775,283
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	851,075
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	670	692,606
Series 128-B, 3.85%, 04/01/38	1,505	1,558,879
Pennsylvania Turnpike Commission, RB:
Series C, 5.00%, 12/01/39	850	950,453
Sub-Series A-1, 5.00%, 12/01/41	2,735	3,043,891
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	2,000	2,253,680
School District of Philadelphia, Refunding, GOL, Series F, 5.00%, 09/01/37	800	901,392
State Public School Building Authority, Refunding RB, The School District of Philadelphia Project, Series A, 5.00%, 06/01/34	3,825	4,377,827

		28,025,577

Security	Par (000)	Value

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	$495	$500,519
5.63%, 05/15/43	530	535,814
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,145	2,110,144
5.13%, 07/01/37	615	605,006
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	630	630,788
6.00%, 07/01/44	1,140	1,141,425
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	24	24,347
4.75%, 07/01/53	951	908,300
5.00%, 07/01/58	2,081	2,050,950

		8,507,293

Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,845	1,928,984
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	585	605,370
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,060,170
Series B, 4.50%, 06/01/45	2,725	2,678,811
Series B, 5.00%, 06/01/50	2,000	2,051,540

		8,324,875

South Carolina — 1.7%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/38	1,895	2,183,703
State of South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,301,907

		4,485,610

Tennessee — 3.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	2,945	3,173,532
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	950,469
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,154,806
5.38%, 11/01/28	1,000	1,018,070
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,075	1,205,946
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	600	618,534
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	1,200	1,267,008
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	945	1,055,366

		10,443,731

Texas — 11.1%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	3,450	3,793,586
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(d)	5,000	2,094,300

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	$2,200	$2,259,202
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	16,780	7,582,714
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,440	1,700,151
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	550	295,757
0.00%, 08/15/35	5,450	2,818,250
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	992,468
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,140	1,266,893
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	300	317,460
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,080	2,246,795
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,170,490
Texas Transportation Commission, RB, First Tier Toll Revenue(d):
0.00%, 08/01/35	420	220,735
0.00%, 08/01/36	235	116,908
0.00%, 08/01/37	305	142,807
0.00%, 08/01/38	315	139,334
0.00%, 08/01/44	1,370	434,824
0.00%, 08/01/45	1,800	542,142

		30,134,816

Utah — 0.6%
Utah Housing Corp., RB, S/F Housing, Class III , Series D-2 (FHA), 4.00%, 01/01/36	490	495,473
Utah State Charter School Finance Authority, Refunding RB:
Mountainville Academy, 4.00%, 04/15/42	600	618,012
The Freedom Academy Foundation Project(a):
5.25%, 06/15/37	205	209,471
5.38%, 06/15/48	260	263,825

		1,586,781

Vermont — 0.2%
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 06/15/32	600	627,234

Virginia — 1.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	780	819,842
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,030	998,235
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(e)	745	770,673
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,440	1,588,651

		4,177,401

Washington — 0.3%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	711,050

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	730	750,491

Security	Par (000)	Value

Wisconsin — 0.7%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	$435	$440,720
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,497,633

		1,938,353

Total Municipal Bonds — 131.5% (Cost — $325,912,270)		355,912,726

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.5%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(j)	1,182	1,418,322

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(j)	1,769	2,094,141

Connecticut — 1.6%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,441,537

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	2,102	2,192,030

Florida — 0.9%
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	2,120	2,443,925

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,581	1,615,090

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,200	1,264,800

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	1,061	1,122,828

Maryland — 1.2%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	2,760	3,219,117

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,536,930

Michigan — 0.8%
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,224,100

Minnesota — 2.1%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,566,017

Nebraska — 0.9%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	2,251	2,278,400

Nevada — 1.0%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,311	2,753,028

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey — 1.7%
New Jersey State Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	$1,606	$1,714,949
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(j)	2,861	2,984,019

		4,698,968

New York — 9.8%
City of New York, GO, Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,600	1,705,472
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,650	1,744,372
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	810	813,645
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(j)	2,145	2,216,529
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	6,000	6,204,460
Series CC, 5.00%, 06/15/47	4,000	4,471,671
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(b)	1,083	1,159,388
5.75%, 02/15/47	666	713,220
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	4,886,859
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	2,360	2,532,740

		26,448,356

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(j)	1,800	1,887,690

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(j)	2,399	2,600,320
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	914	956,575

		3,556,895

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,100	1,141,184

Texas — 4.1%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	2,609	3,047,498
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,160	2,215,613
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,380	2,612,728
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	1,680	1,747,939
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,409	1,453,566

		11,077,344

Security	Par (000)	Value

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	$2,213	$2,323,712

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.3% (Cost — $84,395,561)		87,304,414

Total Long-Term Investments — 163.8% (Cost — $410,307,831)		443,217,140

	Shares

Short-Term Securities — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(k)(l)	903,538	903,628

Total Short-Term Securities — 0.3% (Cost — $903,628)		903,628

Total Investments — 164.1% (Cost — $411,211,459)		444,120,768

Other Assets Less Liabilities — 1.7%		4,748,994

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.3)%		(52,262,952)

VMTP Shares at Liquidation Value — (46.5)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$270,706,810

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 15, 2019 to June 1, 2026, is $9,548,900. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

(l)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	903,538	903,538	$903,628	$16,817	$529	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	51	06/19/19	$6,307	$(31,824)
Long U.S. Treasury Bond	160	06/19/19	23,595	(122,645)
5-Year U.S. Treasury Note	18	06/28/19	2,082	(11,515)

				$(165,984)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$165,984	$—	$165,984

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(839,428)	$—	$(839,428)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(164,381)	$—	$(164,381)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$24,666,658

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$443,217,140	$—	$443,217,140
Short-Term Securities	903,628	—	—	903,628

	$903,628	$443,217,140	$—	$444,120,768

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(165,984)	$—	$—	$(165,984)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(51,999,064)	$—	$(51,999,064)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(177,899,064)	$—	$(177,899,064)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 129.0%

Alabama — 1.4%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	$1,655	$1,926,652
County of Tuscaloosa IDA, Refunding RB, Hunt Refining Project, Series A(a)(b):
4.50%, 05/01/32	180	189,671
5.25%, 05/01/44	230	246,390

		2,362,713

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 06/01/46	1,045	1,019,816

Arizona — 4.2%
Arizona IDA, RB:
Doral Academy of Nevada-Fire Mesa, Series A, 5.00%, 07/15/39(b)	250	267,323
Great Lakes Senior Living Communities LLC Project Second Tier, Series B, 5.13%, 01/01/54	280	302,196
Great Lakes Senior Living Communities LLC Project, Series A, 4.50%, 01/01/49	500	512,700
Arizona IDA, Refunding RB, Series A(b):
Basis Schools, Inc. Projects, 5.13%, 07/01/37	360	384,296
Basis Schools, Inc. Projects, 5.38%, 07/01/50	925	985,106
Odyssey Preparatory Academy Project, 5.50%, 07/01/52	725	729,683
City of Phoenix Arizona IDA, RB, Series A:
Facility, Eagle College Preparatory Project, 5.00%, 07/01/33	870	890,367
Legacy Traditional Schools Projects, 5.00%, 07/01/46(b)	1,255	1,309,392
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A(b):
5.00%, 07/01/35	125	132,183
5.00%, 07/01/46	135	140,358
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	375	403,646
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	913,065

		6,970,315

California — 9.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	385	387,533
Sutter Health, Series B, 6.00%, 08/15/20(c)	1,040	1,099,644
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(c)	680	684,869
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	70	78,224
5.25%, 08/15/49	175	193,116
City & County of San Francisco California Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series D, 0.00%, 08/01/31(b)(d)	1,265	713,966
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	2,045	2,115,062
5.25%, 05/15/39	270	270,370
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	194,825
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/47	140	139,727
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 06/01/46	1,000	1,000,400
5.60%, 06/01/36	2,000	2,001,360

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$535	$523,599
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 08/01/38(d)	3,725	2,041,374
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	393,681
Sub-Series I-1, 6.38%, 11/01/19(c)	400	409,848
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	2,150	2,162,534
5.13%, 06/01/46	1,005	1,006,166

		15,416,298

Colorado — 4.7%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	275	283,063
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series B-1, 4.00%, 07/01/39	840	857,959
Sisters of Charity of Leavenworth Health System, Series A, 5.00%, 01/01/40	3,940	4,012,181
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,734,233
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,042,620

		7,930,056

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	515	536,033
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 02/01/30(b)	860	949,302

		1,485,335

Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	790,673
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,321,894

		3,112,567

District of Columbia — 1.4%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(c)	260	304,980
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	750	791,940
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	171,946
5.25%, 10/01/44	1,000	1,011,430

		2,280,296

Florida — 6.8%
Capital Region Community Development District, Refunding, Special Assessment, Capital Improvement:
Revenue Bond, Series A-1, 5.13%, 05/01/39	210	212,262
Series A-2, 4.60%, 05/01/31	515	520,212
Capital Trust Agency, Inc., RB, Paragon Academy of Technology and Sunshine, Series A, 5.75%, 06/01/54(b)	450	450,999
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/20(c)	1,950	2,042,020
Florida Development Finance Corp., RB, Solid Waste Disposal Facility, Waste Pro USA, Inc. Project, AMT, 5.00%, 08/01/29(b)(e)	740	768,682

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., Refunding RB, Virgin Trains USA Passenger Rail Project, Series A, AMT(b)(e):
6.38%, 01/01/49	$395	$405,373
6.50%, 01/01/49	750	768,427
Lakewood Ranch Stewardship District, Special Assessment Bonds, Northeast Sector Project - Phase 1B(b):
5.30%, 05/01/39	310	323,194
4.75%, 05/01/29	270	280,090
5.45%, 05/01/48	550	579,238
Lakewood Ranch Stewardship District Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 05/01/21	100	100,709
4.25%, 05/01/26	100	101,689
5.13%, 05/01/46	385	394,540
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(c)	1,080	1,219,504
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A3, 6.61%, 05/01/40	225	225,103
Convertible CAB, Series A4, 6.61%, 05/01/40(f)	120	100,106
Series 2015-2, 6.61%, 05/01/40(f)	310	208,909
Tolomato Community Development District(g)(h):
Series 1, 6.61%, 05/01/40(f)	505	414,438
Series 1, 6.65%, 05/01/40	15	15,015
Series 3, 6.61%, 05/01/40	340	3
Series 3, 6.65%, 05/01/40	275	3
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 05/01/49	570	594,385
5.00%, 05/01/28	160	164,709
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	785	847,455
West Villages Improvement District, Special Assessment Bonds:
4.75%, 05/01/39	220	219,437
5.00%, 05/01/50	450	451,053

		11,407,555

Georgia — 1.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	240	276,835
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,270	1,588,872

		1,865,707

Guam — 0.0%
Territory of Guam, GO, Series A, 6.00%, 11/15/19	45	45,923

Illinois — 11.2%
Chicago Board of Education, GO, Dedicated Revenues:
Series H, 5.00%, 12/01/36	935	998,384
Project, Series C, 5.25%, 12/01/35	795	843,423
Chicago Board of Education, GO, Refunding, Dedicated Revenues:
Series C, 5.00%, 12/01/25	350	378,046
Series C, 5.00%, 12/01/27	415	452,474
Series C, 5.00%, 12/01/34	940	1,010,218
Series F, 5.00%, 12/01/22	325	344,406
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	290	303,935
5.00%, 12/01/46	745	766,449
City of Chicago Illinois, GO, Refunding, Series A:
6.00%, 01/01/38	595	678,026
5.00%, 01/01/44	115	121,959

Security	Par (000)	Value

Illinois (continued)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A:
5.75%, 01/01/21(c)	$2,100	$2,243,913
5.75%, 01/01/39	400	424,376
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	378,958
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	368,767
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(c)	550	560,527
Presence Health Network, Series C, 5.00%, 02/15/41	1,500	1,710,900
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 06/15/53	200	217,632
Metropolitan Pier & Exposition Authority, Refunding RB:
McCormick Place Expansion Project, Series B (AGM), 5.00%, 06/15/50	1,790	1,834,141
McCormick Place Expansion Project, Series B-2, 5.00%, 06/15/50	1,400	1,415,806
McCormik Place Expansion Project, Series B, 5.00%, 06/15/52	225	238,599
State of Illinois, GO:
5.00%, 05/01/27	500	535,145
5.00%, 01/01/28	1,005	1,093,731
5.00%, 03/01/37	755	776,283
Series A, 5.00%, 01/01/33	555	572,371
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	475	519,479

		18,787,948

Indiana — 5.9%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	365	421,104
7.00%, 01/01/44	885	1,029,043
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 01/01/29(b)	1,025	1,046,361
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	135	144,593
6.75%, 01/15/43	200	212,922
6.88%, 01/15/52	560	597,268
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,378,921
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	160	172,581
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	520	559,702
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	2,190	2,377,332
Sisters of St. Francis Health Services, 5.25%, 11/01/19(c)	290	295,191
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A:
5.75%, 05/01/19(c)	500	500,000
5.75%, 05/01/31	100	100,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	492,103
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(b)	560	581,123

		9,908,244

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	825	884,128
Midwestern Disaster Area, 5.25%, 12/01/25	660	711,078

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	$215	$223,290

		1,818,496

Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	460	494,458
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(f)	565	569,735

		1,064,193

Louisiana — 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,135	1,206,800
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	350	361,253
5.25%, 05/15/31	300	316,152
5.25%, 05/15/32	380	408,983
5.25%, 05/15/33	415	445,017
5.25%, 05/15/35	945	1,027,498

		3,765,703

Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 07/01/41	970	1,047,910

Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(c)	970	1,012,835
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	663,499

		1,676,334

Massachusetts — 3.3%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	860	961,841
Boston Medical Center, Series D, 5.00%, 07/01/44	1,000	1,091,910
North Hill Communities Issue, Series A, 6.50%, 11/15/23(b)(c)	1,000	1,196,600
UMass Boston Student Housing Project, 5.00%, 10/01/48	945	1,022,698
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	562,170
Massachusetts HFA, Refunding RB, Series A, AMT, 4.45%, 12/01/42	645	669,826

		5,505,045

Michigan — 2.3%
City of Detroit Michigan, GO:
5.00%, 04/01/34	140	151,192
5.00%, 04/01/35	140	150,762
5.00%, 04/01/36	95	101,981
5.00%, 04/01/37	155	165,681
5.00%, 04/01/38	70	74,728
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,970	2,133,096
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	410	438,565
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	500	570,125

		3,786,130

Security	Par (000)	Value

Minnesota — 2.2%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, Series A, 5.75%, 07/01/46	$180	$187,263
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,940	2,046,448
5.25%, 02/15/58	655	746,235
Housing & Redevelopment Authority of The City of State Paul Minnesota, Refunding RB, Hmong College Academy Project, Series A, 5.50%, 09/01/36	690	747,863

		3,727,809

Missouri — 0.6%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	93,237
City of St. Louis Missouri IDA, Refunding RB, BallPark Village Development Project, Series A:
4.38%, 11/15/35	330	340,144
4.75%, 11/15/47	365	377,133
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	115	123,790

		934,304

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	285	310,841

New Jersey — 9.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	511,319
5.25%, 11/01/44	1,160	1,246,907
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	505	508,363
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,410	1,518,556
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,407,047
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	785	875,848
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.25%, 06/15/43	2,535	2,850,912
Transportation Program, Series AA, 5.00%, 06/15/45	585	625,786
Transportation System, Series B, 5.25%, 06/15/36	845	881,774
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	262,307
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	730	837,653
5.00%, 06/01/46	1,700	1,855,380
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	2,825	2,946,362

		16,328,214

New York — 20.3%
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31	2,830	3,027,279
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 06/01/41(b)	900	921,942
5.00%, 06/01/42	1,505	1,470,686
5.00%, 06/01/45	555	538,611
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,000	1,019,060
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 08/01/46	730	730,029

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	$910	$897,861
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(c)	4,030	4,328,421
5.75%, 02/15/47	2,480	2,647,772
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,275,694
5.25%, 11/15/39	400	454,328
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	6,677,434
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	420	433,352
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	2,355	2,533,815
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	160	176,360
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	395	433,805
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,433,364
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,091,990
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	772,574
State of New York Dormitory Authority, Refunding RB, Orange Regional Medical Center, 5.00%, 12/01/33(b)	410	469,618
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	1,700	1,637,831

		33,971,826

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(c)	260	287,674

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	2,295	2,174,421
5.88%, 06/01/47	1,100	1,042,250
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(c)	2,650	2,749,984
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,220	1,304,278

		7,270,933

Oklahoma — 2.5%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B:
5.00%, 08/15/38	1,450	1,630,800
5.25%, 08/15/43	1,305	1,485,821
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	925	1,027,823

		4,144,444

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	625	297,469

Pennsylvania — 2.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(b)	470	506,566
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	300	322,653

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	$465	$512,737
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	756,511
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,190	1,228,390
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	579,264

		3,906,121

Puerto Rico — 3.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	820	828,995
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.25%, 07/01/42	2,250	2,235,938
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	395	395,494
6.00%, 07/01/44	715	715,894
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	15	15,217
4.75%, 07/01/53	593	566,374
5.00%, 07/01/58	1,299	1,280,242

		6,038,154

Rhode Island — 2.6%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	645	667,459
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	420	445,271
Series B, 4.50%, 06/01/45	1,875	1,843,219
Series B, 5.00%, 06/01/50	1,360	1,395,047

		4,350,996

South Carolina — 3.0%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	1,110	1,264,479
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,840	2,043,283
Series E, 5.00%, 12/01/48	420	454,965
Series E, 5.50%, 12/01/53	750	825,240
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	482,757

		5,070,724

Tennessee — 1.8%
County of Memphis-Shelby Tennessee Industrial Development Board, Refunding, Tax Allocation Bonds, Senior Tax Increment, Graceland Project, Series A:
5.50%, 07/01/37	490	526,603
5.63%, 01/01/46	570	607,757
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	290	298,410
5.25%, 10/01/58	1,430	1,644,886

		3,077,656

Texas — 7.5%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 01/01/21(c)	730	783,494
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(c)	210	249,367

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	$700	$718,837
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(d)	5,200	2,484,352
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(c):
6.00%, 08/15/20	105	110,772
6.00%, 08/15/20	1,285	1,355,636
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34(d)	3,000	1,621,980
Mission EDC, Refunding RB, Senior Lien, NatGasoline Project, AMT, 4.63%, 10/01/31(b)	430	448,202
Newark Higher Education Finance Corp., RB, Series A(b):
5.50%, 08/15/35	135	143,373
5.75%, 08/15/45	275	293,153
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	2,016,951
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	1,025	1,113,037
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	528,415
Texas Transportation Commission, RB, First Tier Toll Revenue, 0.00%, 08/01/43(d)	2,205	739,028

		12,606,597

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(c)	1,815	1,832,751

Virginia — 3.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	260	269,303
5.13%, 03/01/31	510	534,582
Norfolk Redevelopment & Housing Authority, RB, Fort Norfolk Retirement Community, Inc. - Harbor’s Edge Project, Series A:
5.00%, 01/01/34	235	253,976
4.38%, 01/01/39	345	357,448
5.00%, 01/01/49	455	476,467
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,025	993,389
Virginia College Building Authority, RB, Green Bond, Marymount University Project, Series B, 5.00%, 07/01/45(b)	240	250,716
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 04/01/45	1,000	1,011,720
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	1,540	1,698,974

		5,846,575

Washington — 0.9%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	350	386,673
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	1,020	1,123,999

		1,510,672

Wisconsin — 1.9%
Public Finance Authority, RB:
Alabama Proton Therapy Center, Series A, 6.25%, 10/01/31(b)	290	311,561
Alabama Proton Therapy Center, Series A, 7.00%, 10/01/47(b)	290	314,444

Security	Par (000)	Value

Wisconsin (continued)
Minnesota College of Osteopathic Medicine, Series A-1, 5.50%, 12/01/48(b)	$315	$334,996
Series A, 5.00%, 12/01/45	825	860,170
Series A, 5.15%, 12/01/50	385	403,569
Public Finance Authority, Refunding RB:
Celanese Project, Series D, 4.05%, 11/01/30	200	204,404
Wingate University, Series A, 5.25%, 10/01/48	695	776,058

		3,205,202

Total Municipal Bonds — 129.0% (Cost — $203,685,464)		215,975,546

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.5%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,700	3,061,571
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	495	572,239
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(c)	554	558,756

		4,192,566

Colorado — 0.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(j)	740	743,367

Georgia — 0.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,085,404

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	2,120	2,257,598

Illinois — 2.5%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,340	2,529,610
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,683,243

		4,212,853

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,815	1,876,317

Massachusetts — 5.9%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,130	2,215,647
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	7,586,166

		9,801,813

New York — 2.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,390	2,526,696
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	495	497,227
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,405,974

		4,429,897

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$1,180	$1,340,793
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	1,232	1,276,571

		2,617,364

Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,972,432

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,447	2,575,093

Texas — 9.2%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	11,000	12,075,635
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(j):
5.00%, 08/15/19(c)	1,202	1,212,128
5.00%, 08/15/38	920	927,173
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,250,859

		15,465,795

Virginia — 3.4%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(j)	2,224	2,688,379
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,039,439

		5,727,818

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	1,891	1,991,739

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.2% (Cost — $56,344,152)		58,950,056

Total Long-Term Investments — 164.2% (Cost — $260,029,616)		274,925,602

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(k)(l)	393,555	$393,594

Total Short-Term Securities — 0.2% (Cost — $393,594)		393,594

Total Investments — 164.4% (Cost — $260,423,210)		275,319,196

Other Assets Less Liabilities — 1.5%		2,441,867

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(34,733,180)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.2)%		(75,596,766)

Net Assets Applicable to Common Shares — 100.0%		$167,431,117

(a)	When-issued security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2034, is $4,592,160. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,374,394	(1,980,839)	393,555	$393,594	$9,088	$384		$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	21	06/19/19	$2,597	$(10,057)
Long U.S. Treasury Bond	77	06/19/19	11,355	(46,050)
5-Year U.S. Treasury Note	6	06/28/19	694	(4,415)

				$(60,522)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$60,522	$—	$60,522

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(381,449)	$—	$(381,449)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(80,389)	$—	$(80,389)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,326,955

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$274,925,602	$—	$274,925,602
Short-Term Securities	393,594	—	—	393,594

	$393,594	$274,925,602	$—	$275,319,196

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(60,522)	$—	$—	$(60,522)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Long-Term Municipal Advantage Trust (BTA)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(34,594,635)	$—	$(34,594,635)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(110,594,635)	$—	$(110,594,635)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 125.2%

Alabama — 3.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,555	$1,712,693
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,528,344
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,682,164
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,130,478
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	2,709,029
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	4,080	4,332,266

		20,094,974

Arizona — 4.0%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(b)	3,400	3,547,356
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,381,935
5.00%, 12/01/37	7,460	9,395,124

		25,324,415

California — 9.7%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,230	5,922,635
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	6,230	6,587,291
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,465	2,760,356
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	290	324,069
5.25%, 08/15/49	715	789,017
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	2,970	3,130,440
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(b):
5.00%, 12/01/41	1,030	1,124,121
5.00%, 12/01/46	885	961,765
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	11,690	12,090,500
5.25%, 05/15/39	1,560	1,562,137
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	813,413
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B(c):
0.00%, 06/01/41	5,000	2,112,700
0.00%, 06/01/42	6,000	2,427,840
0.00%, 06/01/43	5,000	1,941,250
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	4,335	4,242,621
5.25%, 06/01/47	1,070	1,076,591
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/34	3,500	2,232,300
0.00%, 08/01/36	4,000	2,370,400
State of California, GO, Various Purposes, 6.00%, 03/01/33	4,970	5,154,238

Security	Par (000)	Value

California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$1,495	$1,657,895
Sub-Series I-1, 6.38%, 11/01/19(a)	2,315	2,371,995

		61,653,574

Colorado — 1.4%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	3,485	4,343,146
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	4,205	4,231,954

		8,575,100

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,752,520

Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,345,662
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,280	2,545,141
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,448,525

		15,339,328

District of Columbia — 6.4%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	865	1,014,143
Georgetown University Issue, 5.00%, 04/01/42	710	819,283
Kipp Charter School, Series A, 6.00%, 07/01/23(a)	1,480	1,736,040
The Catholic University of America Issue, 5.00%, 10/01/48	4,590	5,246,232
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	23,035	23,837,770
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	3,990	4,230,637
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,001,336
5.25%, 10/01/44	2,465	2,493,175

		40,378,616

Florida — 2.3%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,620	2,842,150
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(a)	2,280	2,399,495
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	5,885	6,645,165
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	3,395	2,716,000

		14,602,810

Georgia — 2.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	7,225	7,655,971
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,010	1,165,015
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,677,901

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	$990	$1,197,930
5.00%, 05/15/36	990	1,199,801
5.00%, 05/15/37	1,085	1,316,680
5.00%, 05/15/38	600	729,726
5.00%, 05/15/49	1,990	2,489,649

		17,432,673

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	2,660	2,765,043

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	1,485	1,704,646

Illinois — 14.9%
Chicago Board of Education, GO Dedicated Revenues:
Series H, 5.00%, 12/01/36	920	982,367
Project, Series C, 5.25%, 12/01/35	2,905	3,081,944
Chicago Board of Education, GO, Refunding, Series D, 5.00%, 12/01/25	1,280	1,382,566
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series D, 5.00%, 12/01/25	1,650	1,782,214
Series F, 5.00%, 12/01/22	1,250	1,324,638
Series G, 5.00%, 12/01/34	915	983,351
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	1,060	1,110,933
5.00%, 12/01/46	2,745	2,824,029
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(a)	11,385	12,302,973
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,163,216
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	2,000	2,124,860
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,606,771
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	405	442,256
5.00%, 02/15/50	205	223,095
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,028,654
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	3,160	3,220,482
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	14,710	15,072,749
Series B-2, 5.00%, 06/15/50	3,905	3,949,087
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	885	954,207
6.00%, 06/01/21	2,245	2,443,413
State of Illinois, GO, 5.00%, 02/01/39	2,990	3,103,979
State of Illinois, GO, Refunding:
Series A, 5.00%, 10/01/30	10,400	11,420,240
Series B, 5.00%, 10/01/28	1,965	2,175,530
State of Illinois, GO, Series A, 5.00%, 04/01/38	9,030	9,344,695
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,455	6,147,021
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,910	2,088,852

		94,284,122

Security	Par (000)	Value

Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	$1,525	$1,759,408
7.00%, 01/01/44	3,680	4,278,957
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	6,765,832
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	880	949,194
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	2,905	3,126,797
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	790	857,577
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	1,655	1,684,625
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,753,566

		22,175,956

Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,515	5,910,260
Midwestern Disaster Area, 5.25%, 12/01/25	2,125	2,289,454
Midwestern Disaster Area, 5.88%, 12/01/26(b)	805	846,111
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	825	856,812

		9,902,637

Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	1,915	2,058,453
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,515	2,842,453
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,325	2,344,483

		7,245,389

Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	6,948,404
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,980	2,043,657
5.25%, 05/15/31	1,690	1,780,990
5.25%, 05/15/32	2,160	2,324,743
5.25%, 05/15/33	2,345	2,514,614
5.25%, 05/15/35	985	1,070,990

		16,683,398

Maryland — 1.1%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,440	1,481,299
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	975,383
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	4,295	4,613,388

		7,070,070

Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,665	9,382,375

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	$2,870	$3,083,844
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	1,490	1,547,902
5.50%, 05/15/36	1,210	1,248,768
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,710	1,829,136
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	2,000	2,359,640
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,120	2,417,330

		21,868,995

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,030	2,141,386
5.25%, 02/15/53	4,060	4,653,856

		6,795,242

Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	542,970
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	2,035	2,067,764
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	480	516,686

		3,127,420

Nebraska — 1.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,610	1,755,979
5.00%, 09/01/42	2,815	3,048,786
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	3,280	3,354,390
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	600	613,608

		8,772,763

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	3,055	3,093,493
Series C, AMT, 4.88%, 11/01/42	1,585	1,616,890

		4,710,383

New Jersey — 11.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,280	3,530,789
5.25%, 11/01/44	2,980	3,203,262
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	2,115	2,129,086
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(d)(e)	3,680	38,640
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 09/15/19	430	433,728

Security	Par (000)	Value

New Jersey (continued)
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$3,830	$4,177,802
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	2,035	2,315,911
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	2,285	2,522,594
Series EEE, 5.00%, 06/15/48	7,320	8,014,156
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	2,905	3,159,914
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	8,000	9,301,120
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	3,035	3,292,884
Series E, 5.00%, 01/01/45	5,095	5,714,654
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	1,320	1,402,051
Transportation Program, Series AA, 5.00%, 06/15/44	2,445	2,564,683
Transportation System, Series A, 5.50%, 06/15/41	8,000	8,387,120
Transportation System, Series B, 5.25%, 06/15/36	4,810	5,019,331
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	1,070	1,196,891
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,800	6,049,168

		72,453,784

New York — 9.8%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,805	5,171,862
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 06/01/43	840	852,802
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	3,600	3,687,768
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/45	9,395	9,845,020
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,688	1,834,498
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,261,528
5.25%, 11/15/39	1,650	1,874,103
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	2,400	2,476,296
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	7,830	8,424,532
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	660	727,485
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	1,655	1,817,587
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	7,209,428
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/46	1,165	1,263,769
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,585	2,709,907
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,673,445
6.00%, 12/01/42	1,960	2,074,307
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,535	4,209,443

		62,113,780

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	$1,130	$1,250,277

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	1,885	2,114,084

Ohio — 3.0%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	5,550	5,258,625
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(a)	6,125	6,356,096
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,280	1,386,496
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	800	918,328
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 05/01/39	3,545	3,554,572
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,585	1,694,492

		19,168,609

Oklahoma — 1.7%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,065	4,299,591
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	2,350	2,666,568
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	3,845	4,105,999

		11,072,158

Pennsylvania — 2.4%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(b):
5.00%, 05/01/28	460	489,109
5.13%, 05/01/32	470	494,379
5.38%, 05/01/42	870	917,911
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,240	1,333,632
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,135	1,182,500
5.00%, 09/01/43	2,505	2,863,967
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,660	1,818,696
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	3,783,296
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,400,605

		15,284,095

Puerto Rico — 3.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,365	1,380,220
5.63%, 05/15/43	1,360	1,374,919
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	4,920	4,840,050
5.13%, 07/01/37	1,410	1,387,088

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	$1,455	$1,456,819
6.00%, 07/01/44	2,630	2,633,287
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	55	55,795
4.75%, 07/01/53	2,191	2,092,624
5.00%, 07/01/58	4,796	4,726,746

		19,947,548

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	3,060	3,281,636
Series B, 4.50%, 06/01/45	5,175	5,087,284
Series B, 5.00%, 06/01/50	5,765	5,913,564

		14,282,484

South Carolina — 6.7%
South Carolina Jobs EDA, Refunding RB:
Anmed Health Project, 5.00%, 02/01/36	5,115	5,671,665
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,075	6,893,060
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(a)	6,455	6,724,690
AMT, 5.25%, 07/01/55	2,525	2,818,153
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	13,397,941
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	2,805	3,102,414
Series E, 5.25%, 12/01/55	3,335	3,744,171

		42,352,094

Tennessee — 1.0%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	2,660	2,859,261
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,350	1,514,443
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	1,925	2,214,270

		6,587,974

Texas — 14.1%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	4,210	4,518,509
Sub-Lien, 5.00%, 01/01/33	700	760,312
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	385	428,028
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 05/15/19(a)	12,060	12,079,055
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,732,174
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Inc. Project, Series B, 4.75%, 11/01/42	470	482,478
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B(a):
7.00%, 01/01/23	380	451,235
7.00%, 01/01/23	500	593,730

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Harris Texas-Houston Sports Authority, Refunding RB(c):
3rd Lien, Series A (NPFGC), 0.00%, 11/15/24(a)	$6,000	$2,494,560
3rd Lien, Series A (NPFGC), 0.00%, 11/15/37	20,120	7,708,978
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/35	5,000	2,461,250
CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38	12,580	5,269,259
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(c):
0.00%, 09/15/40	9,780	3,975,766
0.00%, 09/15/41	5,420	2,084,857
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Christus Health, Series B, 5.00%, 07/01/48	9,025	10,363,227
Scott & White Healthcare, 6.00%, 08/15/20(a)	7,345	7,748,755
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	355	380,471
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic Center, Series A, 5.00%, 08/15/46(b)	1,980	2,004,156
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,035	5,917,635
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements, 5.00%, 12/15/32	2,835	3,062,339
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,340,980
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	5,262,639
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,310	2,612,009

		89,732,402

Utah — 0.8%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/48	1,735	2,003,162
5.00%, 07/01/47	1,830	2,087,646
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,105	1,006,047

		5,096,855

Virginia — 1.4%
County of Front Royal & Warren IDA, RB, Valley Health System Obligated Group, 4.00%, 01/01/50	1,465	1,520,729
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,155	3,378,500
6.00%, 01/01/37	3,790	4,181,242

		9,080,471

Washington — 1.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,980	3,390,286
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,475	1,629,551
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,420	4,870,663

		9,890,500

Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,666,617

Total Municipal Bonds — 125.2% (Cost — $745,392,014)		795,353,806

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 4.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(b)(f)(i)	$6,196	$6,616,499
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	18,540	18,870,507
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	3,261	3,292,131

		28,779,137

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(b)(f)(i)	4,475	5,296,660

Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(a)	6,629	6,941,464

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	2,805	2,970,046

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,153	4,384,612
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/47	9,088	10,316,084
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	4,721,348

		19,422,044

New York — 12.7%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	3,075	3,088,837
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(i)	16,395	17,517,238
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(a)	1,938	2,073,648
5.75%, 02/15/47	1,192	1,275,646
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	22,658,736
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	12,611	13,797,982
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	5,866,903
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,155	14,226,738

		80,505,728

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,635,874

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,462,042

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43(b)(f)	$3,137	$3,225,192

Texas — 4.5%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	4,900	5,379,147
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,109,582
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43(b)(f)	4,140	4,242,299
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42(b)(f)	5,505	5,678,242
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,003	6,538,158

		28,947,428

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	7,153	7,222,989

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,575	5,816,480

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.5% (Cost — $191,791,892)		200,225,084

Total Long-Term Investments — 156.7% (Cost — $937,183,906)		995,578,890

Security	Shares	Value

Short-Term Securities — 2.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.94%(j)(k)	18,183,806	$18,185,624

Total Short-Term Securities — 2.9% (Cost — $18,187,353)		18,185,624

Total Investments — 159.6% (Cost — $955,371,259)		1,013,764,514

Other Assets Less Liabilities — 1.9%		12,341,653

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(120,230,639)

VMTP Shares at Liquidation Value — (42.6)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$635,075,528

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expire between June, 15, 2019 to June, 1, 2026, is $27,564,184. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

(k)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,633,327	13,550,479	18,183,806	$18,185,624	$78,219	$417	$(1,729)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	80	06/19/19	$9,894	$(27,410)
Long U.S. Treasury Bond	273	06/19/19	40,259	(171,092)
5-Year U.S. Treasury Note	26	06/28/19	3,007	(14,708)

				$(213,210)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) April 30, 2019	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$213,210	$—	$213,210

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss)

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,077,979)	$—	$(1,077,979)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(255,681)	$—	$(255,681)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$42,172,855

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$995,578,890		$—	$995,578,890
Short-Term Securities	18,185,624	—		—	18,185,624

	$18,185,624	$995,578,890	$		$1,013,764,514

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(213,210)	$—		$—	$(213,210)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(119,623,727)	$—	$(119,623,727)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(390,423,727)	$—	$(390,423,727)

See notes to financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 120.2%

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	$1,115	$1,345,883
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	655	695,499

		2,041,382

Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	75	75,020

Arizona — 1.5%
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	230	247,570
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,259,400

		1,506,970

California — 10.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,010	1,067,923
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	400	447,928
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	45	50,287
5.25%, 08/15/49	115	126,905
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(b)	475	500,659
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(b)	500	540,790
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	1,875	1,939,237
5.25%, 05/15/39	250	250,343
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	129,884
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 06/01/36	350	349,990
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	880	861,247
State of California, GO, Various Purposes, 6.00%, 03/01/33	800	829,656
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	266,150
Sub-Series I-1, 6.38%, 11/01/19(a)	375	384,233
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	915	1,028,780
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	1,110	1,116,471
5.13%, 06/01/46	605	605,702

		10,496,185

Colorado — 2.9%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 07/01/34	680	684,359
Catholic Health Initiatives, Series B-1, 4.00%, 07/01/39	515	526,011
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,482,489
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	320	331,546

		3,024,405

Security	Par (000)	Value

Connecticut — 0.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	$930	$967,981

Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	864,469
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,254,237

		2,118,706

District of Columbia — 1.8%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	690	728,585
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	161,832
5.25%, 10/01/44	1,000	1,011,430

		1,901,847

Florida — 1.8%
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(a)	950	1,072,711
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 05/01/43	710	766,488

		1,839,199

Georgia — 1.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	160	184,557
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	269,481
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	780	975,842

		1,429,880

Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	425	441,783

Illinois — 19.5%
Chicago Board of Education, GO, Project, Series C, 5.25%, 12/01/35	490	519,846
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series C, 5.00%, 12/01/25	215	232,228
Series D, 5.00%, 12/01/27	280	305,284
Series D, 5.00%, 12/01/31	150	162,913
Series F, 5.00%, 12/01/22	205	217,241
Series G, 5.00%, 12/01/44	150	157,861
Chicago Board of Education, GO:
Series D, 5.00%, 12/01/46	175	183,409
Series C, 5.00%, 12/01/46	460	473,243
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(a)	645	687,886
5.63%, 01/01/35	155	164,288
Series A, 5.75%, 01/01/21(a)	1,260	1,346,348
Series A, 5.75%, 01/01/39	240	254,626
Series C, 6.50%, 01/01/21(a)	1,855	2,004,569
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	347,378
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	500	531,215
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	258,137
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	326,512
Central Dupage Health, Series B, 5.50%, 11/01/19(a)	2,500	2,547,850
Presence Health Network, Series C, 5.00%, 02/15/41	1,600	1,824,960

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	$2,980	$1,055,009
Series B (AGM), 5.00%, 06/15/50	1,280	1,311,565
Series B-2, 5.00%, 06/15/50	795	803,976
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	175	188,685
6.00%, 06/01/21	940	1,023,077
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	225	248,566
State of Illinois, GO:
5.00%, 03/01/37	455	467,826
Series A, 5.00%, 04/01/35	1,000	1,039,640
Series A, 5.00%, 04/01/38	1,135	1,174,555
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	310	339,028

		20,197,721

Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	245	282,659
7.00%, 01/01/44	1,090	1,267,408
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,094,552
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	140	151,008
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	465	500,503
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	125	135,693
Sisters of St. Francis Health Services, 5.25%, 11/01/19(a)	270	274,833
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	350	357,080
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	400	442,340

		4,506,076

Iowa — 1.3%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(d)	890	953,786
Midwestern Disaster Area, 5.25%, 12/01/25	145	156,222
Midwestern Disaster Area, 5.88%, 12/01/26(b)	130	136,639
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	130	135,013

		1,381,660

Kentucky — 4.9%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	325	349,346
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24(c)	5,000	4,325,950
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(e)	375	378,142

		5,053,438

Louisiana — 2.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,121,739
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	320	330,288
5.25%, 05/15/31	270	284,537

Security	Par (000)	Value

Louisiana (continued)
5.25%, 05/15/32	$345	$371,313
5.25%, 05/15/33	375	402,124
5.25%, 05/15/35	160	173,968

		2,683,969

Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(a)	135	140,962
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	645	663,498
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(a)	690	741,150

		1,545,610

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	540	603,947
UMass Boston Student Housing Project, 5.00%, 10/01/48	600	649,332

		1,253,279

Michigan — 3.2%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	1,925	2,084,371
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	465	499,647
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(a)	240	249,326
5.50%, 05/15/36	195	201,248
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	275	294,159

		3,328,751

Minnesota — 1.6%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	1,190	1,255,295
5.25%, 02/15/58	400	455,716

		1,711,011

Missouri — 1.0%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	87,753
County of St. Louis Missouri IDA, Refunding RB, Friendship Village St. Louis Obligated Group, 5.00%, 09/01/37	500	535,835
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	330	335,313
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 05/01/43	80	86,114

		1,045,015

Nebraska — 1.5%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	260	283,574
5.00%, 09/01/42	455	492,788
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 01/01/40	720	736,330

		1,512,692

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(b):
Series B, 4.63%, 11/01/42	$490	$496,174
Series C, AMT, 4.88%, 11/01/42	285	290,734

		786,908

New Jersey — 11.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	344,467
5.25%, 11/01/44	610	655,701
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(b)	340	342,264
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(f)(g)	645	6,773
New Jersey EDA, ARB, Continental Airlines, Inc. Project, 5.13%, 09/15/23	1,090	1,173,919
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 09/15/29	145	158,167
Goethals Bridge Replacement Project, Private Activity Bond, 5.38%, 01/01/43	500	551,990
New Jersey EDA, Refunding RB, Series BBB, 5.50%, 06/15/31	775	890,173
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	705	786,590
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 01/01/43	605	656,407
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	500	576,100
Transportation Program, Series AA, 5.00%, 06/15/45	415	443,934
Transportation System, Series A, 5.50%, 06/15/41	575	602,824
Transportation System, Series B, 5.25%, 06/15/36	790	824,381
Rutgers - The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	165	182,507
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/35	450	516,361
5.00%, 06/01/46	1,065	1,162,341
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	1,755	1,830,395

		11,705,294

New York — 7.1%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	770	828,790
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	500	542,925
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	600	614,628
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	276	299,821
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	850,463
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	385	397,239
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(b)	1,365	1,468,644
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(b)	105	115,736
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(b)	265	291,034
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,000	1,091,990

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$410	$434,104
6.00%, 12/01/42	395	418,036

		7,353,410

North Carolina — 0.2%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(a)	185	204,691

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	1,045	990,137
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	210	227,472
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 05/01/39	575	576,553

		1,794,162

Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	390	442,537
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	585	650,028

		1,092,565

Oregon — 0.9%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	395	188,000
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project (AGM), 5.00%, 07/01/44	715	768,268

		956,268

Pennsylvania — 2.7%
Allentown Neighborhood Improvement Zone Development Authority, RB, Subordinate, City Center Project(b):
5.00%, 05/01/28	100	106,328
5.13%, 05/01/32	100	105,187
5.38%, 05/01/42	145	152,985
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	200	215,102
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	650	712,140
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	609,390
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	504,341
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	384,320

		2,789,793

Puerto Rico — 3.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	395	399,333
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	830	816,513
5.13%, 07/01/37	240	236,100
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	245	245,306
6.00%, 07/01/44	440	440,550

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	$9	$9,130
4.75%, 07/01/53	366	349,567
5.00%, 07/01/58	799	787,462

		3,283,961

Rhode Island — 2.8%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	405	419,102
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	830	815,931
5.00%, 06/01/50	1,580	1,620,717

		2,855,750

South Carolina — 4.7%
State of South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	680	774,636
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(a)	1,040	1,083,451
AMT, 5.25%, 07/01/55	405	452,020
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	1,235	1,371,443
Series E, 5.50%, 12/01/53	500	550,160
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	540	606,253

		4,837,963

Tennessee — 0.9%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	440	472,961
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A:
4.00%, 10/01/49	180	185,220
5.25%, 10/01/58	260	299,070

		957,251

Texas — 10.6%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(a)	680	729,830
Sub-Lien, 5.00%, 01/01/33	115	124,908
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	135	149,051
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	830	831,313
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	230	257,648
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	145	172,182
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC) (AGM), 0.00%, 11/15/38(c)	4,750	1,989,585
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	4,485	2,142,754
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare(a):
6.00%, 08/15/20	1,270	1,339,812
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 08/15/19(a)	500	506,695
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(a)(c)	640	298,355
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	565	602,951

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, AMT, 5.00%, 12/31/55	$450	$488,651
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	500	528,415
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	283,770
Texas Transportation Commission, RB, First Tier Toll Revenue(c):
0.00%, 08/01/40	500	197,605
0.00%, 08/01/42	855	302,396

		10,945,921

Virginia — 2.2%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	165	170,904
5.13%, 03/01/31	320	335,424
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	250	267,710
6.00%, 01/01/37	1,320	1,456,263

		2,230,301

Washington — 1.0%
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	235	259,623
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	715	787,902

		1,047,525

Wisconsin — 0.5%
Public Finance Authority, Refunding RB, Wingate University, Series A, 5.25%, 10/01/48	425	474,568

Wyoming — 0.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	975	984,925

Total Municipal Bonds — 120.2% (Cost — $116,030,271)		124,363,836

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 8.1%
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(a)	2,970	3,022,945
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,000	2,267,830
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,160	2,500,805
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	554	558,756

		8,350,336

Colorado — 1.2%
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,237,271

District of Columbia — 0.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	520	542,305

Georgia — 1.0%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,085,404

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	$1,330	$1,416,324

Illinois — 2.2%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,997	2,243,277

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,125	1,163,006

Massachusetts — 2.1%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,350	1,404,284
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	768,219

		2,172,503

Michigan — 2.1%
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	2,117	2,191,389

New York — 9.1%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,460	1,543,505
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	510	512,295
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(a)	310	331,254
5.75%, 02/15/47	190	203,777
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,665,144
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	2,030	2,221,245
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	937,316

		9,414,536

North Carolina — 1.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	909,012
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	761	788,442

		1,697,454

Pennsylvania — 4.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,170,022
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,379	1,619,248
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,280	1,478,279

		4,267,549

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,532	1,611,408

Texas — 5.1%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	780	856,272
County of Harris Texas, RB, Toll Road, Senior Lien, Series A(i):
5.00%, 08/15/19(a)	1,214	1,223,563
5.00%, 08/15/38	928	935,920
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,154,639

Security	Par (000)	Value

Texas (continued)
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	$975	$1,062,451

		5,232,845

Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,155	1,165,975

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(i)	1,413	1,707,484

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(i)	1,161	1,222,443

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.2% (Cost — $44,950,036)		46,721,509

Total Long-Term Investments — 165.4% (Cost — $160,980,307)		171,085,345

Other Assets Less Liabilities — 2.0%		2,208,756

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.9)%		(26,964,565)

VMTP Shares, at Liquidation Value — (41.5)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$103,429,536

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to February 15, 2031 is $4,592,889. See Note 4 of the Notes to Financial Statements for details.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD)

During the year ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 04/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,080,792	(2,080,792)	—	$—	$4,974	$192	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	15	06/19/19	$1,855	$(8,651)
Long U.S. Treasury Bond	48	06/19/19	7,079	(34,203)
5-Year U.S. Treasury Note	6	06/28/19	694	11

				$(42,843)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$11	$—	$11

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$42,854	$—	$42,854

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(231,114)	$—	$(231,114)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(57,286)	$—	$(57,286)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$7,531,674

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2019	BlackRock Strategic Municipal Trust (BSD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$171,085,345	$—	$171,085,345

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$11	$—	$—	$11
Liabilities:
Interest rate contracts	(42,854)	—	—	(42,854)

	$(42,843)	$—	$—	$(42,843)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(26,838,711)	$—	$(26,838,711)
VMTP Shares at Liquidation Value	—	(42,900,000)	—	(42,900,000)

	$—	$(69,738,711)	$—	$(69,738,711)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities

April 30, 2019

	BKN	BTA	BFK	BSD

ASSETS
Investments at value — unaffiliated(a)	$443,217,140	$274,925,602	$995,578,890	$171,085,345
Investments at value — affiliated(b)	903,628	393,594	18,185,624	—
Cash	113,922	—	192,219	240,904
Cash pledged for futures contracts	484,050	227,600	814,800	145,600
Receivables:
Investments sold	145,000	558,921	—	20,000
Dividends — affiliated	889	817	23,818	117
Interest — unaffiliated	5,469,869	3,973,282	15,025,964	2,439,415
Prepaid expenses	21,648	19,610	29,455	20,420

Total assets	450,356,146	280,099,426	1,029,850,770	173,951,801

ACCRUED LIABILITIES
Bank overdraft	—	485,140	—	—
Payables:
Investments purchased	—	860,000	—	—
Administration fees	54,880	—	—	—
Income dividend distributions — Common Shares	979,594	677,823	2,622,633	416,557
Interest expense and fees	263,888	138,545	606,912	125,854
Investment advisory fees	128,000	136,821	502,718	85,147
Trustees’ and Officer’s fees	67,816	22,008	240,184	16,100
Other accrued expenses	161,327	112,211	219,755	111,439
Variation margin on futures contracts	94,767	44,360	159,313	28,457

Total accrued liabilities	1,750,272	2,476,908	4,351,515	783,554

OTHER LIABILITIES
TOB Trust Certificates	51,999,064	34,594,635	119,623,727	26,838,711
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,596,766	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	270,800,000	42,900,000

Total other liabilities	177,899,064	110,191,401	390,423,727	69,738,711

Total liabilities	179,649,336	112,668,309	394,775,242	70,522,265

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$270,706,810	$167,431,117	$635,075,528	$103,429,536

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$238,727,657	$156,245,176	$590,887,916	$94,241,675
Accumulated earnings	31,979,153	11,185,941	44,187,612	9,187,861

NET ASSETS	$270,706,810	$167,431,117	$635,075,528	$103,429,536

Net asset value, offering and redemption price per share	$15.75	$12.47	$14.17	$14.15

(a) Investments at cost — unaffiliated	$410,307,831	$260,029,616	$937,183,906	$160,980,307
(b) Investments at cost — affiliated	$903,628	$393,594	$18,187,353	$—
(c) Preferred Shares outstanding	1,259	760	2,708	429
(d) Preferred Shares authorized	5,862	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001
(f) Common Shares outstanding	17,185,859	13,422,247	44,831,340	7,308,025
(g) Common Shares authorized	199,994,138	Unlimited	Unlimited	Unlimited

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended April 30, 2019

	BKN	BTA	BFK	BSD

INVESTMENT INCOME
Interest — unaffiliated	$18,792,177	$12,731,651	$46,163,907	$7,832,168
Dividends — affiliated	16,817	9,088	78,219	4,974

Total investment income	18,808,994	12,740,739	46,242,126	7,837,142

EXPENSES
Investment advisory	1,520,168	1,638,948	6,091,474	1,020,978
Administration	651,501	—	—	—
Professional	73,287	66,361	111,199	54,534
Accounting services	67,253	27,407	82,195	38,288
Rating agency	43,518	28,376	43,790	43,362
Transfer agent	34,572	21,805	48,773	20,488
Trustees and Officer	25,989	15,880	62,005	10,245
Custodian	11,389	9,338	16,903	5,842
Printing	9,793	8,815	13,561	7,936
Registration	9,401	9,401	17,347	9,406
Remarketing fees on Preferred Shares	—	7,602	—	—
Liquidity fees	—	7,738	—	—
Miscellaneous	25,904	7,746	20,379	1,265

Total expenses excluding interest expense, fees and amortization of offering costs	2,472,775	1,849,417	6,507,626	1,212,344
Interest expense, fees and amortization of offering costs(a)	4,160,987	2,524,785	9,411,986	1,635,143

Total expenses	6,633,762	4,374,202	15,919,612	2,847,487
Less fees waived and/or reimbursed by the Manager	(1,140)	(565)	(46,199)	(332)

Total expenses after fees waived and/or reimbursed	6,632,622	4,373,637	15,873,413	2,847,155

Net investment income	12,176,372	8,367,102	30,368,713	4,989,987

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(326,500)	338,754	(1,023,402)	283,389
Investments — affiliated	512	379	275	155
Futures contracts	(839,428)	(381,449)	(1,077,979)	(231,114)
Capital gain distributions from investment companies — affiliated	17	5	142	37

	(1,165,399)	(42,311)	(2,100,964)	52,467

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,475,014	2,921,673	11,932,416	1,455,668
Investments — affiliated	—	—	(1,729)	—
Futures contracts	(164,381)	(80,389)	(255,681)	(57,286)

	9,310,633	2,841,284	11,675,006	1,398,382

Net realized and unrealized gain	8,145,234	2,798,973	9,574,042	1,450,849

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$20,321,606	$11,166,075	$39,942,755	$6,440,836

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	BKN		BTA
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,176,372	$12,540,448	$8,367,102	$8,740,663
Net realized gain (loss)	(1,165,399)	652,261	(42,311)	2,033,381
Net change in unrealized appreciation (depreciation)	9,310,633	(275,170)	2,841,284	(1,943,520)

Net increase in net assets applicable to Common Shareholders resulting from operations	20,321,606	12,917,539	11,166,075	8,830,524

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(11,812,459)	(15,270,632)	(8,521,852)	(8,789,035)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	8,509,147	(2,353,093)	2,644,223	41,489
Beginning of year	262,197,663	264,550,756	164,786,894	164,745,405

End of year	$270,706,810	$262,197,663	$167,431,117	$164,786,894

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BFK		BSD
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$30,368,713	$32,555,863	$4,989,987	$5,292,342
Net realized gain (loss)	(2,100,964)	1,003,472	52,467	712,063
Net change in unrealized appreciation (depreciation)	11,675,006	(10,808,470)	1,398,382	(2,263,427)

Net increase in net assets applicable to Common Shareholders resulting from operations	39,942,755	22,750,865	6,440,836	3,740,978

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(31,471,601)	(34,410,142)	(5,006,165)	(5,596,859)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	216,622	—	23,478

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	8,471,154	(11,442,655)	1,434,671	(1,832,403)
Beginning of year	626,604,374	638,047,029	101,994,865	103,827,268

End of year	$635,075,528	$626,604,374	$103,429,536	$101,994,865

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Cash Flows

Year Ended April 30, 2019

	BKN	BTA	BFK	BSD

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$20,321,606	$11,166,075	$39,942,755	$6,440,836
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	124,173,264	89,625,423	251,844,615	51,013,896
Purchases of long-term investments	(132,107,816)	(90,199,757)	(210,028,197)	(51,979,473)
Net proceeds from sales (purchases) of short-term securities	(903,117)	1,981,179	(13,553,750)	2,080,947
Amortization of premium and accretion of discount on investments and other fees	(1,277,327)	453,062	1,931,013	14,647
Net realized (gain) loss on investments	325,988	(339,133)	1,023,127	(283,544)
Net unrealized (appreciation) on investments	(9,475,014)	(2,921,673)	(11,930,687)	(1,455,668)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	150	688	(20,057)	1,012
Interest — unaffiliated	(222,479)	(180,197)	793,099	(563)
Prepaid expenses	756	15	4,056	(563)
Other assets	1,598	591	1,739	446

Increase (Decrease) in Liabilities:
Payables:
Administration fees	2,248	—	—	—
Investment advisory fees	5,250	866	6,349	(351)
Interest expense and fees	105,167	20,060	105,819	14,745
Directors’ and Officer’s fees	2,127	699	(4,236)	560
Variation margin on futures contracts	26,236	19,797	66,469	13,019
Other accrued expenses	21,030	2,545	2,395	2,077

Net cash provided by operating activities	999,667	9,630,240	60,184,509	5,862,023

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	24,378,146	9,345,854	31,276,029	5,369,268
Repayments of TOB Trust Certificates	(10,941,974)	(10,775,896)	(59,395,603)	(5,908,865)
Proceeds from Loan for TOB Trust Certificates	2,181,285	3,752,535	1,447,215	230,373
Repayments of Loan for TOB Trust Certificates	(2,181,285)	(3,752,535)	(1,447,215)	(230,373)
Cash dividends paid to Common Shareholders	(11,812,459)	(8,575,541)	(31,471,601)	(5,006,165)
Increase (decrease) in bank overdraft	(2,300,458)	485,140	—	—
Amortization of deferred offering costs	—	15,203	—	—

Net cash (used for) financing activities	(676,745)	(9,505,240)	(59,591,175)	(5,545,762)

CASH
Net increase in restricted and unrestricted cash	322,922	125,000	593,334	316,261
Restricted and unrestricted cash at beginning of year	275,050	102,600	413,685	70,243

Restricted and unrestricted cash at end of year	$597,972	$227,600	$1,007,019	$386,504

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$4,055,820	$2,489,522	$9,306,167	$1,620,398

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	113,922	—	192,219	240,904
Cash pledged:
Futures contracts	484,050	227,600	814,800	145,600

	$597,972	$227,600	$1,007,019	$386,504

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	—	—	22,885	3,643
Cash pledged:
Futures contracts	275,050	102,600	390,800	66,600

	$275,050	$102,600	$413,685	$70,243

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BKN

	Year Ended April 30,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$15.26		$15.39	$16.83	$16.09	$15.34

Net investment income(a)	0.71		0.73	0.79	0.88	0.90
Net realized and unrealized gain (loss)	0.46		0.02	(1.12)	0.77	0.80

Net increase (decrease) from investment operations	1.17		0.75	(0.33)	1.65	1.70

Distributions to Common Shareholders(b)
From net investment income	(0.68)		(0.73)	(0.85)	(0.91)	(0.95)
From net realized gain	(0.00	)(c)	(0.15)	(0.26)	—	—

Total distributions to Common Shareholders	(0.68)		(0.88)	(1.11)	(0.91)	(0.95)

Net asset value, end of year	$15.75		$15.26	$15.39	$16.83	$16.09

Market price, end of year	$14.31		$13.57	$14.59	$16.94	$15.60

Total Return Applicable to Common Shareholders(d)
Based on net asset value	8.45%		5.34%	(1.84)%	10.92%	11.43%

Based on market price	10.81%		(1.20)%	(7.55)%	15.15%	11.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.53%		2.12%	1.84%	1.46%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.53%		2.11%	1.84%	1.46%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.94%		0.90%	0.90%	0.89%	0.90%

Net investment income to Common Shareholders	4.64%		4.64%	4.87%	5.48%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$270,707		$262,198	$264,551	$289,003	$276,308

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900		$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$315,017		$308,259	$310,128	$329,549	$319,467

Borrowings outstanding, end of year (000)	$51,999		$41,043	$30,783	$31,286	$28,685

Portfolio turnover rate	29%		31%	36%	28%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA

	Year Ended April 30,
	2019		2018		2017		2016	2015

Net asset value, beginning of year	$12.28		$12.27		$12.89		$12.51	$12.02

Net investment income(a)	0.62		0.65		0.67		0.68	0.69
Net realized and unrealized gain (loss)	0.20		0.01		(0.63)		0.40	0.52

Net increase (decrease) from investment operations	0.82		0.66		0.04		1.08	1.21

Distributions to Common Shareholders from net investment income(b)	(0.63)		(0.65)		(0.66)		(0.70)	(0.72)

Net asset value, end of year	$12.47		$12.28		$12.27		$12.89	$12.51

Market price, end of year	$11.88		$11.20		$11.66		$12.28	$11.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.34%		5.76%		0.53%		9.51%	10.86%

Based on market price	12.12%		1.50%		0.28%		14.39%	7.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(d)	2.67	%(e)	2.33	%(e)	2.00	%(e)	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	2.67	%(e)	2.33	%(e)	2.00	%(e)	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.13	%(e)	1.14	%(e)	1.13	%(e)	1.11%	1.11%

Net investment income to Common Shareholders	5.11%		5.21%		5.32%		5.45%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$167,431		$164,787		$164,745		$173,050	$167,933

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000		$76,000		$76,000		$76,000	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$320,304		$316,825		$316,770		$327,697	$—

Borrowings outstanding, end of year (000)	$34,595		$36,025		$32,093		$25,970	$84,867

Portfolio turnover rate	31%		44%		43%		29%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2019	2018	2017
1.12%	1.47%	1.52%

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.98	$14.24	$15.20	$14.91	$14.27

Net investment income(a)	0.68	0.73	0.81	0.87	0.88
Net realized and unrealized gain (loss)	0.21	(0.22)	(0.92)	0.32	0.67

Net increase (decrease) from investment operations	0.89	0.51	(0.11)	1.19	1.55

Distributions to Common Shareholders from net investment income(b)	(0.70)	(0.77)	(0.85)	(0.90)	(0.91)

Net asset value, end of year	$14.17	$13.98	$14.24	$15.20	$14.91

Market price, end of year	$13.79	$12.78	$14.00	$15.44	$14.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.98%	3.74%	(0.78)%	8.57%	11.43%

Based on market price	13.89%	(3.54)%	(3.96)%	14.76%	12.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.55%	2.31%	1.99%	1.61%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.55%	2.27%	1.98%	1.61%	1.60%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.04%	1.03%	1.06%	1.03%	1.04%

Net investment income to Common Shareholders	4.87%	5.06%	5.45%	5.85%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$635,076	$626,604	$638,047	$680,502	$667,063

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$334,518	$331,390	$335,616	$351,293	$346,330

Borrowings outstanding, end of year (000)	$119,624	$128,156	$146,562	$128,554	$122,688

Portfolio turnover rate	19%	9%	13%	7%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSD

	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.96	$14.21	$15.04	$14.76	$14.11

Net investment income(a)	0.68	0.72	0.78	0.82	0.83
Net realized and unrealized gain (loss)	0.20	(0.20)	(0.82)	0.31	0.70

Net increase (decrease) from investment operations	0.88	0.52	(0.04)	1.13	1.53

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.77)	(0.79)	(0.85)	(0.88)

Net asset value, end of year	$14.15	$13.96	$14.21	$15.04	$14.76

Market price, end of year	$13.21	$12.65	$13.67	$15.02	$14.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.99%	3.89%	(0.19)%	8.32%	11.50%

Based on market price	10.23%	(2.15)%	(3.85)%	14.05%	12.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.81%	2.46%	2.08%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.81%	2.46%	2.08%	1.72%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.19%	1.20%	1.15%	1.15%	1.16%

Net investment income to Common Shareholders	4.92%	5.05%	5.28%	5.61%	5.67%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$103,430	$101,995	$103,827	$109,864	$107,849

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$341,094	$337,750	$342,022	$356,093	$351,395

Borrowings outstanding, end of year (000)	$26,839	$27,378	$24,984	$20,839	$19,309

Portfolio turnover rate	28%	34%	45%	11%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Directors or Trustees, as applicable, of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors or trustees, as applicable, thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Trust. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a trust may be required to pay more at settlement than the security is worth. In addition, a trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain trusts leverage their assets through the use of “TOB Trust” transactions. The trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a trust provide the trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. Each trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a trust’s payable to the holder of the TOB Trust Certificates as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, the trusts incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$713,210	$198,052	$71,104	$982,366
BTA	560,734	165,080	47,974	773,788
BFK	1,867,297	516,371	197,873	2,581,541
BSD	399,093	112,427	40,980	552,500

For the year ended April 30, 2019, the following table is a summary of each trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$87,304,414	$51,999,064	2.32 — 2.45%	$46,081,908	2.13%
BTA	58,950,056	34,594,635	2.26 — 2.48	36,194,923	2.13
BFK	200,225,084	119,623,727	2.26 — 2.48	121,123,428	2.13
BSD	46,721,509	26,838,711	2.26 — 2.48	25,765,359	2.14

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, a trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at April 30, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at April 30, 2019.

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BKN	$—	$—	$42,429	0.68%
BTA	—	—	25,148	0.78
BFK	—	—	3,965	0.78
BSD	—	—	631	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

	BKN	BTA	BFK	BSD
Investment advisory fees	0.35%	1.00%	0.60%	0.60%

For purposes of calculating these fees, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For purposes of calculating this fee, “net assets” mean the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the Trust’s net asset value.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets.

Waivers: The Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of its average daily net assets for BFK at an annual rate of 0.024%. BFK waived $41,116 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The voluntary waiver was discontinued effective July 1, 2018.

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2019, the amounts waived were as follows:

	BKN	BTA	BFK	BSD
Amounts waived	$1,140	$565	$5,083	$332

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended April 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BSD	$—	$27,597	$(2,052)

7.	PURCHASES AND SALES

For the year ended April 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BFK	BSD
Purchases	$126,769,035	$84,684,598	$192,299,369	$47,571,177
Sales	124,103,200	89,257,313	242,845,399	50,416,780

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences, attributable to non-deductible expenses and the expiration of capital loss carryforwards, were reclassified to the following accounts:

	BKN	BTA	BFK	BSD
Paid-in capital	$—	$(966,441)	$—	$(2,978,126)
Accumulated earnings	—	966,441	—	2,978,126

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	BKN	BTA	BFK	BSD
Tax-exempt income(a)
4/30/2019	$14,921,159	$10,243,262	$38,294,903	$6,079,943
4/30/2018	14,936,934	10,195,640	39,892,104	6,454,905
Ordinary income(b)
4/30/2019	5,659	14,385	7,143	8,866
4/30/2018	12,451	12,371	32,369	16,133
Long-term capital gains(c)
4/30/2019	64,261	—	—	—
4/30/2018	3,014,135	—	—	—

Total
4/30/2019	$14,991,079	$10,257,647	$38,302,046	$6,088,809

4/30/2018	$17,963,520	$10,208,011	$39,924,473	$6,471,038

(a)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2019 as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2019 as 20% rate long-term capital gain dividends.

As of April 30, 2019, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BFK	BSD
Undistributed tax-exempt income	$1,194,830	$392,381	$1,877,111	$111,022
Undistributed ordinary income	2,630	1,320	3,642	1,380
Non-expiring capital loss carryforwards(a)	—	(4,154,204)	(16,181,044)	(968,448)
Net unrealized gains(b)	32,681,778	14,946,444	58,487,903	10,043,907
Qualified late year loss(c)	(1,900,085)	—	—	—

	$31,979,153	$11,185,941	$44,187,612	$9,187,861

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended April 30, 2019, BKN utilized $340,042 of its capital loss carryforwards

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S federal income tax purposes were as follows:

	BKN	BTA	BFK	BSD
Tax cost.	$359,374,360	$225,755,059	$835,417,890	$134,187,999

Gross unrealized appreciation	$34,439,480	$15,488,895	$62,983,294	$10,729,484
Gross unrealized depreciation	(1,692,136)	(519,393)	(4,260,397)	(670,849)

Net unrealized appreciation	$32,747,344	$14,969,502	$58,722,897	$10,058,635

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BTA’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

BTA, BFK, and BSD are authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BFK	BSD
2019	—	—
2018	14,913	1,618

For the years ended April 30, 2019 and April 30, 2018, shares issued and outstanding remained constant for BKN and BTA.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

On November 15, 2018, the Board authorized the Trusts to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended April 30, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between BTA and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement between BTA and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance.

In the event a fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statement of Operations. During any special rate period (as described below), BTA may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Long-term Moody’s Rating	Long-term Fitch Rating
BTA	N/A	AAA

Special Rate Period: BTA has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA’s special rate period has commenced on October 29, 2015 and has a current expiration date of April 15, 2020.

Prior to the expiration date, BTA and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by BTA on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) BTA is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) BTA will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) BTA will pay nominal or no fees to the liquidity provider and remarketing agent.

If BTA redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2019, the annualized dividend rate for the VRDP Shares was 2.28%.

For the year ended April 30, 2019, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN, BFK and BSD (for purposes of this section, a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	125,900,000	07/02/20	Aa1	AAA
BFK	12/16/11	2,708	270,800,000	07/02/20	Aa1	AAA
BSD	12/16/11	429	42,900,000	07/02/20	Aa1	AAA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2019, the average annualized dividend rates for the VMTP Shares were as follows.

	BKN	BFK	BSD
Rate	2.52%	2.52%	2.52%

For the year ended April 30, 2019, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: BKN, BTA, BFK and BSD incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by BTA to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$3,178,621	$—
BTA	1,735,794	15,203
BFK	6,830,445	—
BSD	1,082,643	—

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended April 30, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
BKN	$12,625,711	$2,644,921
BTA	8,789,035	—
BFK	34,410,142	—
BSD	5,596,859	—

Undistributed net investment income as of April 30, 2018 is as follows:

Undistributed Net Investment Income
BKN	$1,257,009
BTA	1,195,617
BFK	4,130,122
BSD	359,527

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BKN	$0.0570	$0.0570	VMTP	W-7	$281,108
BTA	0.0505	0.0505	VRDP	W-7	159,767
BFK	0.0585	0.0585	VMTP	W-7	604,639
BSD	0.0570	0.0570	VMTP	W-7	95,787

(a)	Net investment income dividend paid on June 3, 2019 to Common Shareholders of record on May 15, 2019.
(b)	Net investment income dividend declared on June 3, 2019 payable to Common Shareholders of record on June 14, 2019.
(c)	Dividends declared for period May 1, 2019 to May 31, 2019.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal (the “Funds”), including the schedules of investments, as of April 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 21, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain or other distributions, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	88 RICs consisting of 112 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	88 RICs consisting of 112 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	88 RICs consisting of 112 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	88 RICs consisting of 112 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	88 RICs consisting of 112 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	88 RICs consisting of 112 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	126 RICs consisting of 295 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 295 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	67

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bonds

S/F	Single-Family

SAN	State Aid Notes

SRF	State Revolving Fund

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust	$37,026	$37,026	$0	$0	$21,000	$21,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Trust	$21,000	$21,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$27.52 Billion	$0	$0	$0	$0	$0
Walter O’Connor	29	0	0	0	0	0
	$24.74 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)     As of April 30, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001 - $500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1 – 30, 2018	0	0	0	0
December 1 – 31, 2018	0	0	0	2,241,567
November 1- 30, 2018	0	0	0	2,241,567
December 1 – 31, 2018	0	0	0	2,241,567
January 1 – 31, 2019	0	0	0	2,241,567
February 1 – 28, 2019	0	0	0	2,241,567
Total:	0	0	0	2,241,567

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Trust

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Trust

Date: July 8, 2019